UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2007


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         OREGON                       0-12853               93-0370304
(State or other jurisdiction        (Commission            (IRS Employer
    of incorporation)               File Number)         Identification No.)


13900 NW Science Park Drive, Portland, Oregon                 97229
   (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141

                                    No Change

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

      On October 24, 2007, Electro Scientific Industries, Inc. (the "Company") announced its financial results for the second quarter of fiscal 2008 and the four months ending September 29, 2007. The Company's press release announcing this event is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

      (d) Exhibits
      ------------
      99.1  Press release dated October 24, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 24, 2007


                       Electro Scientific Industries, Inc.



                       By /s/ Kerry Mustoe
                          ------------------------------------------------------
                          Kerry Mustoe
                          Vice President, Interim Chief Financial Officer,
                          and Corporate Controller

                                  EXHIBIT INDEX


Exhibit     Description
-------     -----------

99.1        Press release dated October 24, 2007.